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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  July 31, 2006

                                  MetLife, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-15787                                      13-4075851
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    (Commission File Number)                   (IRS Employer Identification No.)


      200 Park Avenue, New York, New York                      10166-0188
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

     On July 31, 2006, MetLife, Inc., a Delaware Corporation, issued (i) a press release announcing its results for the quarter ended June 30, 2006, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended June 30, 2006, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release and the Quarterly Financial Supplement are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Not applicable

     (d) 99.1 Press Release of MetLife, Inc., dated July 31, 2006, announcing second quarter 2006 results.

          99.2 Quarterly Financial Supplement for the quarter ended
               June 30, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METLIFE, INC.

                                By:   /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date: July 31, 2006
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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number        Exhibit
-------       -------

99.1 Press Release of MetLife, Inc., dated July 31, 2006, announcing second quarter 2006 results.

99.2          Quarterly Financial Supplement for the quarter ended June 30,
              2006.